1CLICK TO EDIT MASTER TITLE STYLE GUIDANCE PRESENTATION 2023

2FORWARD-LOOKING STATEMENTS This presentation should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated February 14, 2023, which has been furnished as Exhibit 99.1 to our Form 8-K furnished on February 14, 2023. The Company makes statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding our 2023 outlook and related assumptions, projections, anticipated growth in our funds from operations, normalized funds from operations, adjusted funds from operations, funds available for distribution and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and the Company may not be able to realize them. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC. The Company's actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company's filings with the SEC. These factors include, without limitation: (a) the impact of the coronavirus (COVID-19) pandemic on macroeconomic conditions and economic conditions in the markets in which the Company operates, including, among others: (i) disruptions in, or a lack of access to, the capital markets or disruptions in the Company's ability to borrow amounts subject to existing construction loan commitments; (ii) adverse impacts to the Company's tenants' and other third parties' businesses and financial condition that adversely affect the ability and willingness of the Company's tenants and other third parties to satisfy their rent and other obligations to the Company, including deferred rent; (iii) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration of the leases or to re-lease the Company's properties on the same or better terms in the event of nonrenewal or early termination of existing leases; and (iv) federal, state and local government initiatives to mitigate the impact of the COVID-19 pandemic, including additional restrictions on business activities, shelter-in place orders and other restrictions, and the timing and amount of economic stimulus or other initiatives; (b) the Company's ability to continue construction on development and construction projects, in each case on the timeframes and on terms currently anticipated; (c) uncertainty regarding the timing of distribution and effectiveness of COVID-19 vaccines; (d) the Company's ability to accurately assess and predict the impact of the COVID-19 pandemic on its results of operations, financial condition, dividend policy, acquisition and disposition activities and growth opportunities; and (e) the Company's ability to maintain compliance with the covenants under its existing debt agreements or to obtain modifications to such covenants from the applicable lenders. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. The Company does not provide a reconciliation for its guidance range of Normalized FFO per diluted share to net income per diluted share, the most directly comparable forward-looking GAAP financial measure, because it is unable to provide a meaningful or accurate estimate of reconciling items and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of various items that would impact net income per diluted share. For the same reasons, the Company is unable to address the probable significance of the unavailable information and believes that providing a reconciliation for its guidance range of Normalized FFO per diluted share would imply a degree of precision for its forward-looking net income per diluted share that could be misleading to investors.

32023 OUTLOOK & ASSUMPTIONS LOW HIGH Portfolio NOI $157.4M $158.4M Construction Segment Profit $11.8M $12.8M G&A Expenses $16.7M $17.3M Interest Income $12.8M $13.4M Interest Expense(1) $45.4M $46.1M Normalized FFO Per Diluted Share $1.23 $1.27 SUMMARY OF GUIDANCE ASSUMPTIONS • Chronicle Mill stabilizes 1Q23 • Acquisition of $100 - $200M assets • Existing development pipeline fully funded through the unsecured revolving credit facility • Delivery of Southern Post 4Q23 (1) Includes the interest expense on finance leases. $ in millions

4ESTIMATED NOI & FEE INCOME(1) (1) Includes AHH rent. Excludes expenses associated with the Company’s in house asset management division. (2) Based on management’s guidance. (3) Fully Stabilized Portfolio assumes 100% NOI from Parcel 4 Mixed-Use project and announced pipeline is delivered and stabilized per schedule on page 17 of the 4Q22 Supplemental Financial Package; excludes T. Rowe Price Global HQ. $ in millions $106 $121 $151 $163 $185 $195 $20 $18 $17 $13 $13 $13 $8 $4 $8 $12 $7 $7 $0 $50 $100 $150 $200 2020 2021 2022 2023⁽²⁾ 2024⁽²⁾ Fully Stabilized Portfolio⁽³⁾ 91% 9% 79% 21% 2020 2021 2022 2023⁽²⁾ 2024⁽²⁾ Fully Stabilized Portfolio⁽³⁾ CAGR Portfolio NOI $106 $121 $151 $163 $185 $195 10.7% Construction Gross Profit (net of taxes) 8 4 8 12 7 7 -2.2% Mezz Income 20 18 17 13 13 13 -6.9% Total Fee Income $28 $22 $25 $25 $20 $20 -5.5% Total $134 $143 $176 $188 $205 $215 8.2%

5EVOLVING PORTFOLIO GAAP NOI COMPOSITION 2021 2023 Guidance Midpoint Retail Multifamily Office Projected Property Segment NOI Fully Stabilized (2)(3) (1) Includes AHH rent. Excludes expenses associated with the Company’s in house asset management division. (2) Fully Stabilized Portfolio assumes announced pipeline is delivered and stabilized per schedule on page 17 of the 4Q22 Supplemental Financial Package. (3) Assumes company acquired 100% interest in Parcel 4 Mixed-Use development and disposes of T. Rowe Price world headquarters. $ in millions 49% 25% 26% 44% 34% 22% 42% 33% 25% PORTFOLIO COMPOSITION(1) 2021 2023 MIDPOINT FULLY STABILIZED(2)(3) RETAIL $59 $72 $82 OFFICE $31 $56 $64 MULTIFAMILY $31 $35 $49 TOTAL $121 $163 $195

6TREND COMPARISONS $ IN MILLIONS 2021 2022 2023E NOI $121 $151 $163 EBITDA $127 $152 $168 NFFO $87 $108 $110 Total Dividend $49 $61 $69 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 NOI EBITDA NFFO Total Dividend 2021 2022 2023E